SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information described below regarding the agreement with Ms. Betsy D. Holden under Item 5.02 is hereby incorporated by reference in this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 24, 2005, Kraft Foods Inc. (“Kraft”) and Ms. Holden, President of Global Marketing & Category Development for Kraft, announced her intention to leave Kraft and resign her position on Kraft’s Board of Directors, effective June 30, 2005.  In connection with Ms. Holden’s departure, on June 24, 2005, Kraft and Ms. Holden entered into a Separation Agreement and General Release (the “Separation Agreement”).  Pursuant to the terms of the Separation Agreement, Ms. Holden will receive separation payments at her current base salary through June 30, 2007 and will be eligible to participate in various Kraft benefit plans including applicable medical and retirement plans.  Ms. Holden will receive payments in lieu of awards under the Kraft Management Incentive Plan (“MIP”) and the 2004-2006 Long Term Incentive Plan (“LTIP”), prorated from January 1, 2005 through June 30, 2005 and January 1, 2004 through June 30, 2005, respectively.  In consideration for the payments in lieu of awards under the MIP and LTIP programs, Ms. Holden will agree not to work for specified competitors through February 15, 2007 without the prior written consent of Kraft.  Ms. Holden will forfeit her right in the unvested portion of the performance-enhanced stock option grant issued on June 12, 2001 and restricted stock grants issued in 2003, 2004 and 2005.  Ms. Holden will receive a payment in lieu of the restricted stock grants based on a pro rata number of shares in accordance with Kraft’s practice.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 24, 2005, Kraft issued a press release announcing Ms. Holden’s departure.  A copy of the press release dated June 24, 2005 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Separation Agreement and General Release dated as of June 24, 2005 between Kraft Foods Inc. and Betsy D. Holden

99.1	Press Release dated June 24, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ Marc S. Firestone
Name:	Marc S. Firestone
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: June 24, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and General Release dated as of June 24, 2005 between Kraft Foods Inc. and Betsy D. Holden

99.1	Press Release dated June 24, 2005